SUPPLEMENT DATED APRIL 27, 2004


                              TO THE PROSPECTUS OF


                     MORGAN STANLEY INSTITUTIONAL FUND, INC.


                              TECHNOLOGY PORTFOLIO
                           ASIAN REAL ESTATE PORTFOLIO
                            LATIN AMERICAN PORTFOLIO
                         EUROPEAN VALUE EQUITY PORTFOLIO
                         JAPANESE VALUE EQUITY PORTFOLIO



Dated May 1, 2003

         On April 22, 2004, the Board of Directors of the Morgan Stanley Institutional Fund, Inc. (the "Fund") approved the redemption of all of the shares (each, a "Redemption") of each of the Fund's Technology Portfolio, Asian Real Estate Portfolio, Latin American Portfolio, European Value Equity Portfolio and Japanese Value Equity Portfolio (each, a "Portfolio"), pursuant to the Fund's Articles of Incorporation. Each Redemption will effectively liquidate the applicable Portfolio. Each Redemption will occur on or about May 27, 2004, except for the Redemption with respect to the Technology Portfolio, which will occur on or about August 20, 2004. Effective April 30, 2004, the Fund will no longer offer shares of the Asian Real Estate, Latin American, European Value Equity and Japanese Value Equity Portfolios. With respect to the Technology Portfolio, as of April 30, 2004, the Fund will no longer offer shares to new investors. Current shareholders of the Technology Portfolio may continue to purchase shares of the Portfolio until the date of the Redemption.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.